UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

DEKANIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33285	84-1703721
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 21, 2007, Dekania Corp. (the “Company”) issued a press release announcing that the underwriters of the Company’s initial public offering of units had purchased 262,400 units of the 1,455,000 units of their over-allotment option. A pro forma balance sheet reflecting receipt of the net proceeds from the sale of the additional units is included as Exhibit 99.1 to this Form 8-K. The press release is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Pro Forma Balance Sheet

99.2	Press release dated March 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEKANIA CORP.

	By:	/s/ Thomas H. Friedberg
	Name:	Thomas H. Friedberg
Date: March 22, 2007	Title:	President and Chief Executive Officer